Exhibit 99.4

[Form of Note]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (I) BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR (II) BY A NOMINEE OF THE DEPOSITARY OR THE DEPOSITARY TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ARCH CAPITAL GROUP LTD.
7.35% SENIOR NOTE DUE 2034

No. 1

Principal Amount $ 300,000,000

CUSIP No.             03937L AA 3

ARCH CAPITAL GROUP LTD., a Bermuda company, for value received, promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED MILLION United States Dollars (US$300,000,000) on May 1, 2034.

Interest Payment Dates:  May 1 and November 1.

Regular Record Dates:  April 15 and October 15.

Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ARCH CAPITAL GROUP LTD.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: May 4, 2004

JPMORGAN CHASE BANK,
as Trustee

By:
Authorized Officer

(Reverse of Note)

7.35% Senior Note due 2034

1.                                       Interest

Arch Capital Group Ltd., a Bermuda company (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), for value received, promises to pay interest on the principal amount of this Note (the “Note”) at the rate of 7.35% per annum.  The Company shall pay interest semiannually on May 1 and November 1 of each year, commencing November 1, 2004.  Interest on the Note shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from May 4, 2004 until the principal hereof is due.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.  The Company shall pay interest on overdue principal at the rate borne by the Note, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.                                       Method of Payment

The Company shall pay interest on the Note (except defaulted interest, which shall be paid pursuant to Section 307 of the Original Indenture) to the Persons who are registered Holders at the close of business on the April 15 or November 15 next preceding the Interest Payment Date even if Notes are canceled after the record date and on or before the Interest Payment Date.  The Company shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts.  Payment of principal (and premium, if any) and interest in respect of Notes represented by a Global Security will be made by wire transfer of immediately available funds to the accounts specified by the Depository.  Payments of principal (and premium, if any) and interest in respect of a certificated Note may be made, at the option of the Company, either by wire transfer in immediately available funds to the accounts specified by registered Holders as of the relevant record dates or (subject to collection) by check mailed to the address of the registered Holders as of the relevant record dates or at the specified offices of any Paying Agent.  Payment of principal in respect of a certificated Note will only be made against presentation and, provided that payment is made in full, surrender of the appropriate certificate at the specified offices of any Paying Agent.

3.                                       Paying Agent and Registrar

Initially, JPMORGAN CHASE BANK, a New York banking corporation (the “Trustee”), will act as Paying Agent and Registrar with respect to the Notes.  The Company may appoint and change any Paying Agent or Registrar without notice.  The Company may act as Paying Agent or Registrar.

4.                                       Indenture

The Company issued the Notes under an Indenture dated as of May 4, 2004, between the Company and the Trustee (the “Original Indenture”), as supplemented by a First Supplemental Indenture dated May 4, 2004, between the Company and the Trustee, which collectively constitutes the indenture governing the Securities (the “Indenture”).  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”).  The Notes include all terms and provisions of the Indenture, and Holders are referred to the Indenture and the TIA for a statement of such terms and provisions.  This security is one of a series of securities designated as the 7.35% Senior Notes due 2034 of the Company (the “Notes”).  Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

The aggregate principal amount at maturity of the Notes which may be authenticated and delivered under the Indenture shall be unlimited.  In addition, the aggregate principal amount of Securities of any class or series which may be authenticated and delivered under the Indenture shall be unlimited, provided that such Securities shall rank equally with the Notes.

5.                                       Certain Covenants

The Indenture imposes certain limitations on the ability of each of the Company and the Designated Subsidiaries to, among other things, create or incur Liens and to sell or otherwise dispose of Designated Subsidiaries.  The Indenture also imposes limitations on the ability of the Company to consolidate or amalgamate with or merge into any other Person or convey, transfer, sell or lease its property or assets substantially as an entirety to any Person.

6.                                       Optional Redemption

The Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option, at a Redemption Price equal to accrued and unpaid interest on the principal amount being redeemed to the Redemption Date plus the greater of: (A) 100% of the principal amount of the Notes to be redeemed, and (B) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 30 basis points.

As used in this Section 6, the following terms shall have the respective meanings set forth below:

“Treasury Rate” means, for any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate notes of comparable maturity to the remaining term of such Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company after consultation with the Trustee.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (2) if that release (or any successor release) is not published or does not contain those prices on that business day, (A) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for that Redemption Date, or (B) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all the Reference Treasury Dealer Quotations obtained.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date for the Notes being redeemed.

“Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and, in each case, their respective successors; provided, however, that if either of them ceases to be a primary U.S. Government securities dealer in New York City, the Company will appoint another primary U.S. Government securities dealer as a substitute and (2) any other U.S. Government securities dealers selected by the Company.

The provisions of Article Eleven of the Original Indenture shall apply in the case of a redemption pursuant to this Article Four.

7.                                       Sinking Fund

The Notes will not be entitled to the benefit of any mandatory redemption or sinking fund.

8.                                       Notice of Redemption

Notice of redemption will be mailed by first-class mail, postage prepaid, at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder’s registered address.  Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000.  If money sufficient to pay the Redemption Price of and accrued and unpaid interest, including premium, if any, on all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the Redemption Date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

9.                                       Denominations; Transfer; Exchange

The Notes are in fully registered form without coupons in denominations of $1,000 and any whole multiple of $1,000.  A Holder may transfer or exchange Notes in accordance with the Indenture.  Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents.  No service charge shall be made for any registration of transfer or exchange, but the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith permitted by the Indenture.

10.                                 Persons Deemed Owners

The registered Holder of this Note may be treated as the owner of it for all purposes.

11.                                 Discharge and Defeasance

Subject to certain conditions and limitations set forth in the Indenture, the Company may terminate some of or all its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of, premium, if any, and interest, on, the Notes to redemption or maturity, as the case may be.

12.                                 Amendment, Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture and the terms of the Notes may be amended with the written consent of the Holders of not less than a majority in aggregate principal amount of the Notes and (ii) any default may be waived with the written consent of the Holders of at least a majority in principal amount of the Outstanding Securities of such series affected.  Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes, so long as such changes do not materially and adversely affect the interests of the Holder, (a) to cure any ambiguity, omission, defect or inconsistency; (b) to make any change that does not adversely affect the rights of any Holder in any material respect; (c) to provide for successors to the Company; (d) to provide any security for or guarantees of the Notes; (e) to add Events of Default with respect to the Notes; (f) to add additional covenants or to surrender any right or power conferred upon the Company by the Indenture; (g) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA; (h) to provide for uncertificated Notes in addition to certificated Notes; (i) to change or eliminate any of the provisions of the Indenture, provided that such change or elimination shall become effective only when there are no securities of a prior series outstanding that are entitled to the benefit of such provision; (j) to establish the form or terms of securities as permitted by the Indenture; and (k) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, pursuant to the Indenture.

13.                                 Defaults and Remedies

If an Event of Default, other than an Event of Default described in Section 501(5) or 501(6) of the Original Indenture, with respect to the Notes shall have occurred and be continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by the Holders of the Notes), will be entitled to declare all unpaid principal of and accrued interest on the Notes then Outstanding to be due and payable immediately.  In the case of an Event of Default described in Section 501(5) or 501(6) of the Original Indenture, all unpaid principal of and accrued interest on all Notes then outstanding shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of any Notes.  Such declaration of acceleration may be annulled and past defaults (except, unless theretofore cured, a default in payment of principal of, premium, if any, interest on the Notes) may be waived by the Holders of a majority in principal amount of the Notes then outstanding upon the conditions provided in the Indenture.

14.                                 Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and, subject to the Indenture, may otherwise deal with the Company with the same rights it would have if it were not Trustee.

15.                                 No Recourse Against Others

No incorporator, shareholder, officer or director, as such, of the Company shall have any liability for any obligations, covenants or agreements of the Company under the Notes or the Indenture or for any claim based thereon or otherwise in respect thereof.  By accepting a Note, each Holder expressly waives and releases all such liability.  The waiver and release are a condition of, and part of the consideration for, the execution of the Indenture and the issuance of the Notes.

16.                                 Authentication

This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

17.                                 Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18.                                 Governing Law

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19.                                 CUSIP Number

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused the CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number in notices of redemption as a convenience to Holders.  No representation is made as to the accuracy of such number either as printed on this Note or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture and a copy of this Note.

ASSIGNMENT FORM

To assign this Note , fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                           agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $300,000,000.  The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian